Consumer Portfolio Services, Inc.

Nasdaq: CPSS

As of June 30, 2007

Safe Harbor Statement

Information included in the following slides is believed to be accurate, but is not necessarily complete. Such information should be reviewed in its appropriate context. The implication that historical trends will continue in the future, or that past performance is indicative of future results, is disclaimed. To the extent that one reading the following material nevertheless makes such an inference, such inference would be a forward-looking statement, and would be subject to risks and uncertainties that could cause actual results to vary. Such risks include variable economic conditions, adverse portfolio performance (resulting, for example, from increased defaults by the underlying obligors), volatile wholesale values of collateral underlying CPS assets, reliance on warehouse financing and on the capital markets, fluctuating interest rates, increased competition, regulatory changes, the risk of obligor default inherent sub-prime financing, and exposure to litigation.

Reference to Public Reports

Any person considering an investment in securities issued by CPS is urged to review the materials filed by CPS with the U.S. Securities and Exchange Commission ("Commission"). Such materials may be found by inquiring of the Commission's EDGAR search page (http://www.sec.gov/edgar/searchedgar/companysearch.html) using CPS's ticker symbol, which is "CPSS." Risk factors that should be considered are described in Item 1A, "Risk Factors," of CPS's annual report on Form 10-K, which report is on file with the Commission and available for review at the Commission's website. Such description of risk factors is incorporated herein by reference.

Company Overview

- ✓ Specialty finance company focused on sub-prime auto market
- ✓ Irvine, California headquarters and three strategically located servicing branches in Virginia, Florida and Illinois
- ✓ Established in 1991; IPO in 1992
- ✓ Approximately 860 employees
- ✓ Through June 30, 2007, approximately $7.76 billion in contract purchases from auto dealers
- ✓ As of June 30, 2007, managed portfolio of approximately $1.9 billion

U.S. Auto Finance Market

- ✓ 2005 U.S. auto financing = $407 billion(1)
  - $211 billion new; $196 billion used
- ✓ Company estimates 20%, or $81 billion is "sub-prime"
- ✓ Historically fragmented market with few long-term dominant players
- ✓ Significant barriers to entry

Major Market Players:

- ✓ AmeriCredit
- ✓ Capital One
- ✓ Triad
- ✓ HSBC/Household
- ✓ Wells Fargo
- ✓ CitiFinancial
- ✓ Chase Custom
- ✓ Manufacturers' Captives

Marketing

as of June 30, 2007

- ✓ Contracts with over 8,200 dealers in 47 states
- ✓ 114 employee marketing reps in the field and 6 in-house
- ✓ Primarily factory franchise dealers



Independents(1) 11%
Rental Car Companies 1%
Factory Franchised 88%

Contract Purchases for the six months ended June 30, 2007

(1) Includes contract purchases of TFC, a subsidiary that targets enlisted members of U.S. Armed Forces.

Collateral Description

✓ Primarily late model pre-owned vehicles
  - 18% New
  - 82% Pre-owned
  - 67% Domestic
  - 33% Foreign


Securitization 2007-B
Principal Balances by
Model Year
25%
20%
15%
10%
5%
0%
2007
2006
2005
2004
2003
2002
Earlier

Program Overview

CPS's risk-adjusted pricing results in program offerings covering a wide band of the credit spectrum

New contract acquisitions for the six months ended June 30, 2007

Program	Avg Yield(1)	Avg Amount Financed	Avg FICO	% of Purchases(2)
Preferred	12.0%	$19,301	568	5%
Super Alpha	14.8%	$19,777	520	12%
Alpha Plus	16.5%	$17,763	526	18%
Alpha	18.5%	$15,680	519	42%
Standard	22.7%	$13,310	519	10%
Mercury / Delta	26.0%	$11,609	519	8%
First Time Buyer	26.5%	$11,512	541	6%

(1) Contract APR as adjusted for fees charged (or paid) to dealer.
(2) Under the CPS programs.

Borrower and Contract Profile

An emphasis on *stable* borrowers with the ability to rehabilitate their credit profile

Borrower:	
Average age	38 years
Average time in job	5 years
Average time in residence	5 years
Average credit history	9 years
Average household income	$41,088 per year
Percentage of homeowners	17%
Contract:	
Average amount financed	$15,472
Average monthly payment	$383
Average term	63 months
Weighted average APR	18.1%

New contract acquisitions under the CPS programs for the six months ended June 30, 2007

Operations

Contract Originations

- ✓ **Centralized contract originations at Irvine HQ**
  - Maximizes control and efficiencies
- ✓ **Proprietary auto-decisioning system**
  - Makes initial credit decision on approximately 90% of incoming applications
  - Enhances dealer service by shortening response time
- ✓ **Pre-funding verification of employment, income and residency**
  - Protects against dealer and obligor fraud

Servicing

- ✓ **Geographically dispersed servicing centers enhance coverage and staffing flexibility and drive portfolio performance**
- ✓ **Early contact on past due accounts; commencing as early as first day after due date**
- ✓ **Early stage workload supplemented by automated intelligent predictive dialer**
- ✓ **Workloads allocated based on specialization and behavioral scorecards, which enhances efficiencies**

Historical Origination Volume

Since inception through June 30, 2007 the Company has originated over $7.7 billion



1,200
1,000
800
600
400
200
0
Annual Volumes
($ in millions)
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007

Strategies for Future Growth

- ✓ Increase dealer penetration and expand dealer network
  - Expansion of marketing rep network
  - Continue high level of dealer contact with improved service levels
  - Expansion of risk-based pricing model
  - Expansion of the independent dealer program
  - Retention of existing customers

Portfolio Financing

- ✓ Two senior warehouse facilities aggregating $400 million
- ✓ $25 million subordinated warehouse facility allows advance rates up to 93% across both senior lines
- ✓ Quarterly "AAA" rated asset-backed securities provide long-term matched funding - $6.5 billion in 46 deals since 1994
- ✓ Use of multiple bond insurers enhances liquidity and structural flexibility
- ✓ Sale of subordinated tranches increases liquidity
- ✓ $120 million residual credit facility reduces cost of capital (closed July 2007)

Historical Corporate Debt


Residual Interest Debt (left axis)
LT Debt (left axis)
Residual and LT Debt to Managed Portfolio (right axis)
$ in millions
160
140
120
100
80
60
40
20
-
35.00%
30.00%
25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
Dec-95
Dec-96
Dec-97
Dec-98
Dec-99
Dec-00
Dec-01
Dec-02
Dec-03
Dec-04
Dec-05
Dec-06
Mar-07
Jun-07
Period Ending

Total Managed Portfolio

Composition by Source ($ in millions)



$595 mm
$744 mm
$907 mm
$1,122 mm
$1,566 mm
$1,900 mm
$2,000
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
Dec-02
Dec-03
Dec-04
Dec-05
Dec-06
June 07
SeaWest 3rd Party
SeaWest
TFC
MFN
CPS

Primary Driver of Growth is CPS "Organic" Contract Purchases with over 99% now On Balance Sheet

Delinquencies and Repo Inventory (1)

Three quarter rolling averages



9.00%
8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
CPS
MFN (2)
TFC
Dec 95
Dec 96
Dec 97
Dec 98
Mar 99
Jun 99
Sep 99
Dec 99
Mar 00
Jun 00
Sep 00
Dec 00
Mar 01
Jun 01
Sep 01
Dec 01
Mar 02
Jun 02
Sep 02
Dec 02
Mar 03
Jun 03
Sep 03
Dec 03
Mar 04
Jun 04
Sep 04
Dec 04
Mar 05
Jun 05
Sep-05
Dec-05
Mar-06
Jun-06
Sep-06
Dec-06
Mar-07
Jun-07

Consistent Performance and Positive Trends

(1) 30 or more days past due.
(2) MFN transactions called in August 2005.

Static Pool Performance


Average ABS Pool Cumulative Net Losses as of June 30, 2007
Consistent Performance and Positive Trends
18.00%
16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
1997
1998
2001
2002
2003
2004
2005
2006
1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36
Months seasoned
ABS pools from 2003 onward exhibit substantially better performance.

Auction Values

Liquidation Values for Repo Sales Have Increased from 2003 (1)



50%
40%
30%
20%
10%
0%
CPS Portfolio
Mar-03
Jun-03
Sep-03
Dec-03
Mar-04
Jun-04
Sep-04
Dec-04
Mar-05
Jun-05
Sep-05
Dec-05
Mar-06
Jun-06
Sep-06
Dec-06
Mar-07
Jun-07

(1) Net liquidation proceeds as a percentage of the net balance at the time of sale of the vehicle.

Summary Balance Sheets

($ in millions)	June 30, 2007	December 31, 2006	December 31, 2005
Assets			
Cash	$ 13.4	$ 14.2	$ 17.8
Restricted Cash	261.0	193.0	157.7
Finance receivables, net of allowance	1,743.9	1,401.4	913.6
Residual interest in securitizations	5.4	13.8	25.2
Deferred tax assets, net	55.9	54.7	7.5
Other Assets	54.3	51.5	33.4
	$ 2,133.9	$ 1,728.6	$ 1,155.1
Liabilities			
Accounts payable and other liabilities	$ 22.7	$ 20.9	$ 19.8
Warehouse lines of credit	79.7	73.0	35.4
Income taxes payable	14.2	10.3	---
Residual interest financing	27.9	31.4	43.7
Securitization trust debt	1,837.6	1,443.0	924.0
Other debt	34.8	38.6	58.7
	2,016.9	1,617.1	1,081.6
Shareholders' equity	117.0	111.5	73.6
	$ 2,133.9	$ 1,728.6	$ 1,155.1

Summary Statements of Operations

($ in millions)	Six Months Ended June 30, 2007	Six Months Ended June 30, 2006	Years Ended December 31, 2006	Years Ended December 31, 2005
Revenues				
Interest income	$ 169.9	$ 117.6	$ 263.6	$ 171.8
Servicing fees	0.4	1.8	2.9	6.6
Other income	12.0	5.9	12.4	15.2
	182.3	125.3	278.9	193.7
Expenses				
Employee costs	22.1	19.1	38.5	40.4
General and administrative	23.1	20.1	42.0	39.3
Interest	63.2	40.3	93.1	51.7
Provision for credit losses	62.2	41.3	92.1	59.0
	170.6	120.8	265.7	190.3
Pretax income (loss)	11.6	4.4	13.2	3.4
Income tax expense (gain)	4.9	---	(26.4)	---
Net income (loss)	$ 6.7	$ 4.4	$ 39.6	$ 3.4
EPS (fully diluted)	$ 0.29	$ 0.18	$ 1.64	$ 0.14
EPS (fully diluted) without tax gain	$ 0.29	$ 0.18	$ 0.55	$ 0.14

Selected Financial Data

($ in millions)	Six Months Ended		Years Ended		
	June 30, 2007	June 30, 2006	December 31, 2006	December 31, 2005	December 31, 2004
Auto contract purchases	$676.3	$523.2	$1,019.0	$691.3	$447.2
Total managed portfolio	$1,900.3	$1,375.3	$1,565.9	$1,121.7	$906.9
Risk-adjusted margin (1)	$44.6	$36.0	$78.4	$61.2	$41.1
Core operating expenses (2)					
$ amount	$45.3	$39.2	$80.5	$79.7	$72.1
% of average managed portfolio	5.16%	6.23%	5.8%	8.0%	8.4%
Return on managed assets (3)	1.33%	0.70%	0.96%	0.34%	NMF
Total delinquencies and repo inventory (30+ days)					
(% of total owned portfolio)	4.85%	3.87%	5.5%	5.0%	5.6%
Annualized net charge-offs					
(% of average owned portfolio)	4.60%	3.71%	4.5%	5.3%	7.8%

(1) Interest income less interest expense and provision for credit losses.
(2) Total expenses less provision for credit losses less interest expense and impairment loss on residual asset.
(3) Pretax income divided by average managed portfolio.

Investment Merits

- ✓ CPS has weathered industry turbulence to remain one of the few independent public auto finance companies
- ✓ Attractive industry fundamentals
- ✓ Disciplined approach to credit quality and servicing
- ✓ Demonstrated growth in new contract acquisitions, total managed portfolio, and pre-tax income
- ✓ Recurring revenue model and sound quality of earnings
- ✓ Operating leverage through economies of scale
- ✓ Opportunistic, successful acquisitions
- ✓ Stable senior management team with significant equity ownership – senior management, including vice presidents, average 12 years of service with the Company

Consumer Portfolio Services, Inc.

Nasdaq: CPSS